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                                                                    EXHIBIT 99.2

                   NOTICE OF GUARANTEED DELIVERY FOR TENDER
                     OF 7-5/8% SERIES A CAPITAL SECURITIES
           (LIQUIDATION AMOUNT $1,000 PER SERIES A CAPITAL SECURITY)
                            OF MMI CAPITAL TRUST I

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 7-5/8% Series A Capital Securities (the "Original Capital Securities") are not immediately available,
(ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer-- Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                           THE CHASE MANHATTAN BANK


        By Mail:            Facsimile Transmissions:     By Hand or Overnight
(Registered or Certified  (Eligible Institutions Only)         Delivery:
    Mail recommended)           (212) 638-7375 or
The Chase Manhattan Bank         (212) 344-9367        The Chase Manhattan Bank
55 Water Street, Room 234    To Confirm by Telephone   55 Water Street, Room 234
     North Building         or for Information Call:        North Building
   New York, NY 10041            (212) 638-0828           New York, NY 10041
  Attn: Carlos Esteves                                   Attn: Carlos Esteves

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

     The undersigned hereby tenders to MMI Capital Trust I, a Delaware business trust (the "Trust") and to MMI Companies, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated January __, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of 7-5/8% Series A Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities."

Aggregate Liquidation Amount*
                             --------------------------------------------------
Name(s) of Registered Holder(s):
                                -----------------------------------------------

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Amount Tendered: $
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Certificate No.(s) (if available):
                                  ---------------------------------------------

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(Total Liquidation Amount Represented by 7-5/8% Series A Capital Securities
Certificate(s))

$
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If 7-5/8% Series A Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   ------------------------------------------------------------

Date:
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*Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

X
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X
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SIGNATURE(S) OF OWNER(S) OR DATE AUTHORIZED SIGNATORY

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                        AREA CODE AND TELEPHONE NUMBER:

Must be signed by the holder(s) of the 7-5/8 Series A Capital Securities as their name(s) appear(s) on certificates for 7-5/8 Series A Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the 7 5/8% Series A Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such 7 5/8% Series A Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the 7 5/8% Series A Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                            (PLEASE TYPE OR PRINT)

Name of Firm:
              -----------------------------------  -----------------------------
                                                        Authorized Signature

Address:                                           Title:
         ----------------------------------------         ----------------------
                                                   Dated:
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                                         Zip Code

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           AREA CODE AND TELEPHONE NO.

NOTE: DO NOT SEND CERTIFICATES FOR 7 5/8% SERIES A CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR 7 5/8% SERIES A CAPITAL SECURITIES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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